PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIESSM (“B SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIESSM (“L SERIES”)
PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIESSM (“X SERIES”)
Updating Summary Prospectus
May 1, 2023
You should read this Updating Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Annuity”.
An updated statutory prospectus for the Prudential Premier Retirement Variable Annuity B SeriesSM, L SeriesSM and X SeriesSM Annuity Contract is currently available online, which contains more information about the contract, including its features, benefits, and risks. You can find the statutory prospectus and other information about the contract online at www.prudential.com/Premier-BLX-STAT . You can also obtain this information at no cost by calling 1-888-PRU-2888 or by sending an email request to service@prudential.com.
This Updating Summary Prospectus incorporates by reference the Prudential Premier Retirement Variable Annuity B SeriesSM, L SeriesSM and X SeriesSM prospectus and Statement of Additional Information (SAI), both dated May 1, 2023, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this Updating Summary Prospectus . Any representation to the contrary is a criminal offense.

PREMIER-USP

PREMIER-USP

GLOSSARY OF TERMS
Many terms used within this Updating Summary Prospectus are described within the text where they appear. Not all the descriptions of those terms are repeated in this Glossary of Terms.
Account Value: The value of each allocation to a Sub-account (also referred to as a “variable investment option”) plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge (“CDSC” or “surrender charge”) and/or, unless the Account Value is being calculated on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recapture under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.
Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.
Benefit Fixed Rate Account: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.
Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period. Please see the separate prospectus covering the Fixed Allocations with Market Value Adjustments or MVAs.
Fixed Rate Option: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the Accumulation Period.
Highest Daily® Guaranteed Return Option (Highest Daily® GRO)/Highest Daily® Guaranteed Return Option (HD® GRO II): Highest Daily GRO and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the statutory prospectus entitled “Living Benefits.” We no longer offer Highest Daily GRO.
Highest Daily Lifetime® Five Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Highest Daily Lifetime Five.
Highest Daily Lifetime® Seven Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.
Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.
Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.
Highest Daily® Value Death Benefit (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.
Issue Date: The effective date of your Annuity.
Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Lifetime Five.
Updating Summary Prospectus 1

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the “Owner” refers to the person or entity who has the rights and benefits designated as to the “Participant” in the certificate.
Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.
Purchase Payment: A cash consideration (a “premium”) in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Separate Account: Refers to the Pruco Life Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Spousal Lifetime Five Income Benefit: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. We no longer offer Spousal Lifetime Five.
Spousal Highest Daily Lifetime® Seven Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.
Spousal Highest Daily Lifetime® 7 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.
Spousal Highest Daily Lifetime® 6 Plus Income Benefit: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of Sub-account performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.
Sub-account: We issue your Annuity through our separate account. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a “Sub-account”.
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Annuity.
Updating Summary Prospectus 2

UPDATED INFORMATION ABOUT YOUR CONTRACT
Please see below for a summary of changes that have been made to the contract since the date of the last statutory prospectus, May 1, 2022. This may not reflect all of the changes that have occurred since you entered into your Contract and not all changes may be applicable to you.

• AST AllianzGI World Trends Portfolio was renamed AST Moderate Multi-Asset Portfolio.
• AST BlackRock Global Strategies Portfolio merged into AST J.P. Morgan Tactical Preservation Portfolio.
• AST Bond Portfolio 2022 was liquidated.
• AST Bond Portfolio 2034 is a new Portfolio.
• AST Cohen & Steers Global Realty Portfolio merged into AST Cohen & Steers Realty Portfolio.
• AST Goldman Sachs Small-Cap Value Portfolio merged into the AST Small-Cap Value Portfolio.
• AST International Growth Portfolio was renamed AST International Equity Portfolio.
• AST International Value Portfolio merged into AST International Equity Portfolio.
• AST J.P. Morgan International Equity Portfolio merged into AST International Equity Portfolio.
• AST Jennison Large-Cap Growth Portfolio merged into AST Large-Cap Growth Portfolio.
• AST Loomis Sayles Large-Cap Growth Portfolio merged into AST Large-Cap Growth Portfolio.
• AST MFS Growth Allocation Portfolio merged into AST Capital Growth Asset Allocation Portfolio.
• AST MFS Growth Portfolio merged into AST Large-Cap Growth Portfolio.
• AST Moderate Multi-Asset Portfolio merged into AST Balanced Asset Allocation Portfolio.
• AST Small-Cap Growth Opportunities Portfolio merged into AST Small-Cap Growth Portfolio.
• AST T. Rowe Price Large-Cap Growth Portfolio was renamed AST Large-Cap Growth Portfolio.
• AST Wellington Management Hedged Equity Portfolio merged into AST Prudential Growth Allocation Portfolio.
• AST Western Asset Emerging Markets Debt Portfolio merged into AST Global Bond Portfolio.
• ProFund VP Consumer Goods was renamed ProFund VP Consumer Staples.
• ProFund VP Consumer Services was renamed ProFund VP Consumer Discretionary.
• ProFund VP Telecommunications was renamed ProFund VP Communication Services.
Updating Summary Prospectus 3

Important Information You Should Consider About B Series, L Series, X Series
Fees and Expenses
Charges for Early Withdrawals	For B Series: If you withdraw money from the Annuity within 7 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the purchase payment, and a surrender charge may be assessed up to 7 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For L Series: If you withdraw money from the Annuity within 4 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 7.0% of the purchase payment, and a surrender charge may be assessed up to 4 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 withdrawal.
For X Series: If you withdraw money from the Annuity within 9 years following your last purchase payment, you may be assessed a surrender charge. The maximum surrender charge is 9.0% of the purchase payment, and a surrender charge may be assessed up to 9 years after the last purchase payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $9,000 on a $100,000 withdrawal. Credits may also be recaptured if you take an Early Withdrawal.
For more information on early withdrawal charges, please refer to the "Fees and Charges" section of the statutory prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees and Charges" section of the statutory prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract B Series L Series X Series	1.150%* 1.500%* 1.550%*	1.182%* 1.524%* 1.579%*
	Investment options	0.57%*	3.69%*
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	0.35%*	2.00%
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	B Series - $1,759	B Series - $7,274
	L Series - $2,116	L Series - $7,618
	X Series - $2,167	X Series - $7,667
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional purchase payments, transfers or withdrawals
· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of the statutory prospectus.

Updating Summary Prospectus 4

Risks
Risk of Loss	You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of the statutory prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of the statutory prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Rate Options, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risks associated with the investment, please refer to the "Principal Risks of Investing in the Annuity" section of the statutory prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Pruco Life. Any obligations (including under any fixed allocation), guarantees, or benefits are subject to the claims-paying ability of Pruco Life. More information about Pruco Life is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on the insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of the statutory prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between investment options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer. We reserve the right to increase this charge to $20.
If you select an optional benefit, your selection of investment options may be limited.
Pruco Life Insurance Company reserves the right to remove or substitute Portfolios as investment options.

We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A", the "What is the Separate Account?" section and the "May I Give My Financial Professional Permission to Forward Transaction Instructions" section of the statutory prospectus.

Optional Benefits	You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily, quarterly or annual basis from your Account Value allocated to the Sub-accounts. The charge for each optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefits. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of the statutory prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of the statutory prospectus.
Updating Summary Prospectus 5

Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered By PRUCO Life?" section of the statutory prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered By PRUCO Life?" section of the statutory prospectus.

Updating Summary Prospectus 6

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/Premier-BLX-STAT . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email request to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Allocation	AST Academic Strategies Asset Allocation Portfolio♦, 1 Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate Systematica Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	1.11%	-13.45%	1.58%	3.64%
Allocation	AST Advanced Strategies Portfolio♦, 1 LSV Asset Management Massachusetts Financial Services Company Pacific Investment Management Company, LLC T. Rowe Price Associates, Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC William Blair Investment Management, LLC	0.91%	-16.62%	3.79%	6.52%
Allocation	AST Balanced Asset Allocation Portfolio♦, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.88%	-16.26%	3.70%	6.31%
Fixed Income	AST Bond Portfolio 2023♦, 1, 2 PGIM Fixed Income PGIM Limited	0.90%	-3.70%	1.43%	1.46%
Fixed Income	AST Bond Portfolio 2024♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-6.62%	1.22%	N/A
Fixed Income	AST Bond Portfolio 2025♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-8.74%	1.27%	N/A
Fixed Income	AST Bond Portfolio 2026♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-10.69%	0.69%	N/A
Updating Summary Prospectus 7

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Fixed Income	AST Bond Portfolio 2027♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-12.70%	0.37%	N/A
Fixed Income	AST Bond Portfolio 2028♦, 1, 2 PGIM Fixed Income PGIM Limited	0.84%	-14.05%	0.58%	N/A
Fixed Income	AST Bond Portfolio 2029♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-15.97%	N/A	N/A
Fixed Income	AST Bond Portfolio 2030♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	-17.13%	N/A	N/A
Fixed Income	AST Bond Portfolio 2031♦, 1, 2 PGIM Fixed Income PGIM Limited	0.85%	-18.74%	N/A	N/A
Fixed Income	AST Bond Portfolio 2032♦, 1, 2 PGIM Fixed Income PGIM Limited	0.82%	-20.17%	N/A	N/A
Fixed Income	AST Bond Portfolio 2033♦, 1, 2 PGIM Fixed Income PGIM Limited	0.93%	N/A	N/A	N/A
Fixed Income	AST Bond Portfolio 2034♦, 1, 2 PGIM Fixed Income PGIM Limited	0.77%	N/A	N/A	N/A
Allocation	AST Capital Growth Asset Allocation Portfolio♦, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.88%	-16.90%	4.80%	7.71%
Equity	AST ClearBridge Dividend Growth Portfolio♦, 1 ClearBridge Investments, LLC	0.93%	-7.55%	8.86%	N/A
Equity	AST Cohen & Steers Realty Portfolio♦, 1 Cohen & Steers Capital Management, Inc.	1.08%	-25.36%	5.30%	7.39%
Fixed Income	AST Core Fixed Income Portfolio♦, 1 PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	-16.29%	-0.58%	1.50%
Equity	AST Emerging Markets Equity Portfolio[1] AQR Capital Management, LLC J.P. Morgan Investment Management, Inc. Martin Currie Inc.	1.40%	-21.71%	-4.48%	-1.07%
Updating Summary Prospectus 8

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Fixed Income	AST Global Bond Portfolio♦, 1 AllianceBernstein L.P. Goldman Sachs Asset Management,L.P. Goldman Sachs Asset Management International Wellington Management Company LLP	0.84%	-12.19%	0.02%	N/A
Fixed Income	AST Government Money Market Portfolio♦, 1 PGIM Fixed Income	0.57%	1.21%	0.88%	0.47%
Fixed Income	AST High Yield Portfolio♦, 1 J.P. Morgan Investment Management, Inc. PGIM Fixed Income PGIM Limited	0.86%	-11.51%	1.76%	3.68%
Equity	AST International Equity Portfolio (formerly AST International Growth Portfolio)♦, 1 Jennison Associates LLC J.P. Morgan Investment Management, Inc. LSV Asset Management Massachusetts Financial Services Company PGIM Quantitative Solutions LLC	0.99%	-28.68%	3.82%	6.19%
Fixed Income	AST Investment Grade Bond Portfolio♦, 1, 2 PGIM Fixed Income PGIM Limited	0.70%	-13.82%	1.73%	2.16%
Allocation	AST J.P. Morgan Global Thematic Portfolio♦, 1 J.P. Morgan Investment Management, Inc.	0.99%	-16.98%	3.16%	5.81%
Allocation	AST J.P. Morgan Tactical Preservation Portfolio♦, 1 J.P. Morgan Investment Management, Inc.	0.91%	-15.73%	1.95%	4.13%
Equity	AST Large-Cap Core Portfolio♦, 1 J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC	0.87%	-16.99%	6.51%	N/A
Equity	AST Large-Cap Growth Portfolio (formerly AST T. Rowe Price Large-Cap Growth Portfolio)♦, 1 Clearbridge Investments, LLC, Jennison Associates LLC Massachusetts Financial Services Company T. Rowe Price Associates, Inc.	0.87%	-33.21%	7.81%	13.43%
Equity	AST Large-Cap Value Portfolio♦, 1 Hotchkis and Wiley Capital Management, LLC Massachusetts Financial Services Company T. Rowe Price Associates, Inc. Wellington Management Company LLP	0.80%	1.70%	7.94%	11.87%
Equity	AST MFS Global Equity Portfolio♦, 1 Massachusetts Financial Services Company	1.11%	-17.96%	5.17%	8.32%
Equity	AST Mid-Cap Growth Portfolio♦, 1 Delaware Investments Fund Advisers J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company TimesSquare Capital Management, LLC	1.06%	-30.93%	5.08%	8.69%
Updating Summary Prospectus 9

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Equity	AST Mid-Cap Value Portfolio♦, 1 Massachusetts Financial Services Company Victory Capital Management Inc. Wellington Management Company LLP	1.01%	-7.77%	4.13%	9.69%
Allocation	AST Preservation Asset Allocation Portfolio♦, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.89%	-15.62%	1.74%	3.90%
Allocation	AST Prudential Growth Allocation Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate	0.89%	-18.30%	2.14%	6.08%
Allocation	AST Quantitative Modeling Portfolio♦, 1 PGIM Quantitative Solutions LLC PGIM Fixed Income PGIM Limited Jennison Associates LLC	1.00%	-18.75%	3.46%	6.88%
Equity	AST Small-Cap Growth Portfolio♦, 1 Driehaus Capital Management LLC Emerald Mutual Fund Advisers Trust Massachusetts Financial Services Company UBS Asset Management (Americas) Inc. Victory Capital Management Inc.	0.99%	-27.57%	6.01%	10.15%
Equity	AST Small-Cap Value Portfolio♦, 1 Boston Partners Global Investors, Inc Goldman Sachs Asset Management, L.P. Hotchkis & Wiley Capital Management, LLC J.P. Morgan Investment Management, Inc.	0.99%	-13.32%	3.07%	8.36%
Allocation	AST T. Rowe Price Asset Allocation Portfolio♦, 1 T. Rowe Price Associates, Inc. T. Rowe Price International Ltd	0.87%	-16.35%	3.90%	6.40%
Equity	AST T. Rowe Price Natural Resources Portfolio♦, 1 T. Rowe Price Associates, Inc.	0.91%	6.09%	4.58%	3.91%
Equity	ProFund VP Communication Services (formerly ProFund VP Telecommunications)♦, ‡, 1 ProFund Advisors LLC	1.68%	-21.22%	-1.28%	2.48%
Equity	ProFund VP Consumer Discretionary (formerly ProFund VP Consumer Services)♦, ‡, 1 ProFund Advisors LLC	1.68%	-31.53%	3.97%	9.45%
Equity	ProFund VP Consumer Staples (formerly ProFund VP Consumer Goods)♦, ‡, 1 ProFund Advisors LLC	1.68%	-24.70%	4.95%	8.38%
Updating Summary Prospectus 10

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Equity	ProFund VP Financials♦, ‡, 1 ProFund Advisors LLC	1.68%	-15.14%	4.82%	9.74%
Equity	ProFund VP Health Care♦, ‡, 1 ProFund Advisors LLC	1.68%	-6.03%	10.26%	13.12%
Equity	ProFund VP Industrials♦, ‡, 1 ProFund Advisors LLC	1.68%	-15.60%	5.48%	10.22%
Equity	ProFund VP Large-Cap Growth♦, ‡, 1 ProFund Advisors LLC	1.68%	-30.64%	8.33%	11.63%
Equity	ProFund VP Large-Cap Value♦, ‡, 1 ProFund Advisors LLC	1.68%	-6.82%	5.83%	9.04%
Equity	ProFund VP Mid-Cap Growth♦, ‡, 1 ProFund Advisors LLC	1.68%	-20.34%	4.26%	8.59%
Equity	ProFund VP Mid-Cap Value♦, ‡, 1 ProFund Advisors LLC	1.68%	-8.45%	5.31%	9.06%
Equity	ProFund VP Real Estate♦, ‡, 1 ProFund Advisors LLC	1.68%	-26.56%	2.43%	4.92%
Equity	ProFund VP Small-Cap Growth♦, ‡, 1 ProFund Advisors LLC	1.68%	-22.41%	4.29%	9.30%
Equity	ProFund VP Small-Cap Value♦, ‡, 1 ProFund Advisors LLC	1.68%	-12.41%	3.65%	8.49%
Equity	ProFund VP Utilities♦, ‡, 1 ProFund Advisors LLC	1.68%	-0.25%	7.27%	9.21%
The additional information below may be applicable to the Portfolios listed in the above table:

PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.

PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.
1 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Updating Summary Prospectus 11

Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
2 Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025).
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
‡ Please see additional information below regarding certain Portfolios.

ProFund VP Communication Services This Portfolio is used with "L" share only.
ProFund VP Consumer Discretionary This Portfolio is used with "L" share only.
ProFund VP Consumer Staples This Portfolio is used with "L" share only.
ProFund VP Financials This Portfolio is used with "L" share only.
ProFund VP Health Care This Portfolio is used with "L" share only.
ProFund VP Industrials This Portfolio is used with "L" share only.
ProFund VP Large-Cap Growth This Portfolio is used with "L" share only.
ProFund VP Large-Cap Value This Portfolio is used with "L" share only.
ProFund VP Mid-Cap Growth This Portfolio is used with "L" share only.
ProFund VP Mid-Cap Value This Portfolio is used with "L" share only.
ProFund VP Real Estate This Portfolio is used with "L" share only.
ProFund VP Small-Cap Growth This Portfolio is used with "L" share only.
ProFund VP Small-Cap Value This Portfolio is used with "L" share only.
ProFund VP Utilities This Portfolio is used with "L" share only.

Stipulated Investment Options if you Elect Certain Optional Benefits
As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of “Permitted Sub-accounts”. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.
While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our “Custom Portfolios Program” (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. Any such modification or termination will (i) be implemented only after we have notified you in advance, (ii) not affect the guarantees you had accrued under the optional benefit or your ability to continue to participate in those optional benefits, and (iii) not require you to transfer Account Value out of any Portfolio in which you participated immediately prior to the modification or termination.

Group I: Allowable Benefit Allocations
Updating Summary Prospectus 12

Optional Benefit Name*	Allowable Benefit Allocations:
Lifetime Five Income Benefit	AST Academic Strategies Asset Allocation Portfolio
Spousal Lifetime Five Income Benefit	AST Advanced Strategies Portfolio
Highest Daily Lifetime Five Income Benefit	AST AllianzGI World Trends Portfolio
Highest Daily Lifetime Seven Income Benefit	AST Balanced Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven Income Benefit	AST BlackRock Global Strategies Portfolio
Highest Daily Value Death Benefit	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST J.P. Morgan Global Thematic Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary Income Option	AST J.P. Morgan Tactical Preservation Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST MFS Growth Allocation Portfolio
Highest Daily Lifetime 7 Plus Income Benefit	AST Preservation Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary Income Option	AST Prudential Growth Allocation Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST T. Rowe Price Asset Allocation Portfolio
Spousal Highest Daily Lifetime 7 Plus Income Benefit	AST Wellington Management Hedged Equity Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
Highest Daily Lifetime 6 Plus
Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
Spousal Highest Daily Lifetime 6 Plus
Highest Daily GRO II

Optional Benefit Name*	All Investment Options Permitted Except the Following:
Combo 5% Rollup & HAV Death Benefit	AST Emerging Markets Equity Portfolio
Guaranteed Minimum Income Benefit	AST Western Asset Emerging Markets Debt Portfolio
Highest Daily GRO	AST Quantitative Modeling Portfolio
*    Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of the statutory prospectus.
The following set of tables describes the second category (i.e. Group II below), under which:
(a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST Core Fixed Income Portfolio and/or the AST Global Bond Portfolio).
(b)you may allocate up to 80% in equity and other portfolios listed in the table below.
(c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
(d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
(e)if you are already participating in the Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

Updating Summary Prospectus 13

Group II: Custom Portfolios Program (we may have referred to the “Custom Portfolios Program” as the “Optional Allocation and Rebalancing Program” in other materials)

Optional Benefit Name*	Permitted Portfolios
Highest Daily Lifetime Seven	AST Academic Strategies Asset Allocation Portfolio
Spousal Highest Daily Lifetime Seven	AST Advanced Strategies Portfolio
Highest Daily Lifetime Seven with Beneficiary Income Option	AST AllianzGI World Trends Portfolio
Spousal Highest Daily Lifetime Seven with Beneficiary	AST Balanced Asset Allocation Portfolio
Income Option	AST BlackRock Global Strategies Portfolio
Highest Daily Lifetime Seven with Lifetime Income Accelerator	AST Capital Growth Asset Allocation Portfolio
Highest Daily Lifetime 7 Plus	AST ClearBridge Dividend Growth Portfolio
Spousal Highest Daily Lifetime 7 Plus	AST Cohen & Steers Global Realty Portfolio
Highest Daily Lifetime 7 Plus with Beneficiary	AST Cohen & Steers Realty Portfolio
Income Option	AST Emerging Markets Equity Portfolio
Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator	AST Goldman Sachs Small-Cap Value Portfolio
Spousal Highest Daily Lifetime 7 Plus with Beneficiary	AST Government Money Market Portfolio
Income Option	AST High Yield Portfolio
Highest Daily Lifetime 6 Plus	AST International Growth Portfolio
Highest Daily Lifetime 6 Plus with Lifetime Income	AST International Value Portfolio
Accelerator	AST J.P. Morgan Global Thematic Portfolio
Spousal Highest Daily Lifetime 6 Plus	AST J.P. Morgan International Equity Portfolio
Highest Daily GRO II	AST J.P. Morgan Tactical Preservation Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Large-Cap Core Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Allocation Portfolio
AST MFS Growth Portfolio
AST Mid-Cap Growth Portfolio
AST Mid-Cap Value Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources
AST Wellington Management Hedged Equity

*Detailed Information regarding these optional benefits can be found in the “Living Benefits” and “Death Benefit” sections of the statutory prospectus.
The following additional Portfolios are available with the L Series only:

ProFund VP
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Large-Cap Growth
Large-Cap Value
Mid-Cap Growth
Mid-Cap Value
Real Estate
Small-Cap Growth
Small-Cap Value
Updating Summary Prospectus 14

Telecommunications
Utilities
Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined mathematical formula, under which money is transferred between your chosen variable Sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).
Whether or not you elect an optional benefit subject to the predetermined mathematical formula, you should be aware that the operation of the formula may result in large-scale asset flows into and out of the Sub-accounts. These asset flows could adversely impact the portfolios, including their risk profile, expenses and performance. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:
(a)a portfolio’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the portfolio’s investment strategy;
(b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
(c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs and asset flows for the portfolio compared to other similar funds.
The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners’ Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners’ Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.
The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Please consult the prospectus for the applicable portfolio for additional information about these effects.

Edgar Contract Identifier:
Prudential Premier Variable Annuity B Series: C000003386
Prudential Premier Variable Annuity L Series: C000003387
Prudential Premier Variable Annuity X Series: C000003388	PREMIER-USP
Updating Summary Prospectus 15